Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

AUGUST 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: September 21, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, PAMI Statler Arms LLC filed a motion seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss its Chapter 11 Case, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) and Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

AUGUST 1, 2011 TO AUGUST 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;

•

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $233 million, respectively; and

•

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.	Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

August 1, 2011 - August 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

											Total Debtors and Other Controlled Entities
	Debtors					Other Controlled Entities
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (8/1/11)	$2,125	$8,947	$3,764	$3,656	$18,492	$7	$1,433	$—	$2,506	$3,946	$22,437
Restricted Cash	1,929	681	48	53	2,711	—	—	—	9	9	2,720

Beginning Total Cash and Investments	4,054	9,628	3,812	3,710	21,203	7	1,433	—	2,515	3,955	25,158

Sources of Cash

Derivatives	—	81	—	13	94	—	—	—	—	—	94
Loans	3	—	258	—	261	—	—	—	—	—	261
Private Equity / Principal Investing	9	—	1	—	10	—	66	—	1	67	77
Real Estate	61	—	101	—	162	—	—	34	6	40	202
Other	26	156	49	2	233	—	2	—	2	4	238
Asia / South America	—	—	—	—	—	—	—	—	55	55	55
Inter-Company Transfers	77	6	4	1	89	5	—	3	40	47	136

Total Sources of Cash	175	243	413	17	849	5	68	37	104	214	1,063

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives	—	(18)	—	—	(18)	—	—	—	—	—	(18)
Loans	—	—	(176)	—	(176)	—	—	—	—	—	(176)
Private Equity / Principal Investing	—	—	—	—	—	—	(9)	—	—	(9)	(9)
Real Estate	(10)	—	(46)	—	(55)	—	—	—	(4)	(4)	(60)
Other	(10)	(161)	(56)	(13)	(240)	—	(1)	—	—	(1)	(241)
Operating	(47)	(4)	—	—	(51)	(11)	—	—	(3)	(14)	(64)
Asia / South America	—	—	—	—	—	—	—	—	(18)	(18)	(18)
Inter-Company Transfers	(56)	(1)	(5)	(1)	(63)	—	(3)	(36)	(35)	(74)	(137)

Total Uses of Cash	(122)	(184)	(283)	(14)	(603)	(11)	(13)	(36)	(60)	(120)	(723)

Net Cash Flow	53	59	130	3	246	(6)	56	1	44	94	340
FX Fluctuation	(1)	—	(1)	—	(2)	—	—	—	(2)	(2)	(4)

Ending Total Cash and Investments	4,106	9,686	3,941	3,713	21,447	1	1,489	1	2,557	4,047	25,494
Restricted Cash	(1,982)	(681)	(48)	(53)	(2,765)	—	—	—	(9)	(9)	(2,774)

Ending Free Cash and Investments (8/31/11)	$2,124	$9,005	$3,893	$3,660	$18,682	$1	$1,489	$1	$2,548	$4,038	$22,720

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

August 1, 2011 - August 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

													Total Debtors and Other Controlled Entities
			Debtors					Other Controlled Entities
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (8/1/11)			$2,125	$8,947	$3,764	$3,656	$18,492	$7	$1,433	$—	$2,506	$3,946	$22,437
Restricted Cash			1,929	681	48	53	2,711	—	—	—	9	9	2,720

Beginning Total Cash and Investments			4,054	9,628	3,812	3,710	21,203	7	1,433	—	2,515	3,955	25,158

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(a	)	—	81	—	13	94	—	—	—	—	—	94

Loans
Agency Receipts	(b	)	—	—	157	—	157	—	—	—	—	—	157
Principal			3	—	90	—	93	—	—	—	—	—	93
Interest			—	—	11	—	11	—	—	—	—	—	11

Private Equity / Principal Investing
Principal			7	—	1	—	7	—	64	—	1	65	72
Interest			2	—	—	—	2	—	2	—	—	2	5

Real Estate
Principal			58	—	97	—	155	—	—	33	6	39	194
Interest			4	—	4	—	7	—	—	1	—	1	8

Other
Interest	(c	)	1	2	1	2	6	—	2	—	1	3	9
Return of Hedging Collateral	(d	)	8	154	46	—	207	—	—	—	—	—	207
Other			17	—	3	—	20	—	—	—	2	2	22

Asia / South America			—	—	—	—	—	—	—	—	55	55	55
Inter-Company Transfers			77	6	4	1	89	5	—	3	40	47	136

Total Sources of Cash			175	243	413	17	849	5	68	37	104	214	1,063

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

August 1, 2011 - August 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

													Total Debtors and Other Controlled Entities
			Debtors					Other Controlled Entities
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Other	(e	)	—	(18)	—	—	(18)	—	—	—	—	—	(18)

Loans
Agency Disbursements	(b	)	—	—	(157)	—	(157)	—	—	—	—	—	(157)
Other	(f	)	—	—	(18)	—	(18)	—	—	—	—	—	(18)

Private Equity / Principal Investing
Capital Calls			—	—	—	—	—	—	(9)	—	—	(9)	(9)

Real Estate
Preservation of Assets	(g	)	(10)	—	(46)	—	(55)	—	—	—	(4)	(4)	(60)

Other
Hedging Collateral	(h	)	(8)	(159)	(52)	(11)	(230)	—	—	—	—	—	(230)
Other			(2)	(2)	(3)	(2)	(9)	—	(1)	—	—	(1)	(11)

Operating	(i	)
Compensation and Benefits	(j	)	(12)	—	—	—	(12)	(6)	—	—	(1)	(7)	(19)
Professional Fees			(26)	(1)	—	—	(27)	(1)	—	—	—	(1)	(28)
Other	(k	)	(9)	(2)	—	—	(11)	(5)	—	—	(1)	(6)	(17)

Asia / South America			—	—	—	—	—	—	—	—	(18)	(18)	(18)

Inter-Company Transfers			(56)	(1)	(5)	(1)	(63)	—	(3)	(36)	(35)	(74)	(137)

Total Uses of Cash			(122)	(184)	(283)	(14)	(603)	(11)	(13)	(36)	(60)	(120)	(723)

Net Cash Flow			53	59	130	3	246	(6)	56	1	44	94	340
FX Fluctuation	(l	)	(1)	—	(1)	—	(2)	—	—	—	(2)	(2)	(4)

Ending Total Cash and Investments			4,106	9,686	3,941	3,713	21,447	1	1,489	1	2,557	4,047	25,494
Restricted Cash			(1,982)	(681)	(48)	(53)	(2,765)	—	—	—	(9)	(9)	(2,774)

Ending Free Cash and Investments (8/31/11)			$2,124	$9,005	$3,893	$3,660	$18,682	$1	$1,489	$1	$2,548	$4,038	$22,720

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

August 1, 2011 - August 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Includes collections from Live / Terminated Trades. Other Debtors: LBCS $13 million.

(b) Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.

(c) Reflects interest collected on investment portfolios.

(d) Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.

(e) Reflects the purchase of SPV notes to facilitate the unwinding of derivative contracts.

(f) Reflects $11 million in disbursements to the Spruce and Verano trustees for funds received on assets that were participated to these CDO structures.

(g) Primarily reflects a $40 million advance on the Archstone revolver.

(h) Reflects cash collateral posted to hedge foreign currency and interest rate risk.

(i) A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(j) Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.

(k) Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs.

(l) Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO AUGUST 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.	The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

August 2011

Unaudited ($ in thousands)

		August-2011	Sept-2008 Through August-2011
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$784	$14,330
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	9,579	469,678
Kelly Matthew Wright	Art Consultant and Auctioneer	—	91
Natixis Capital Markets Inc.	Derivatives Consultant	—	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	596	19,321
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	33	3,971
Clyde Click, P.C.	Special Counsel - Real Estate	12	173
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,649	33,025
Dechert LLP	Special Counsel - Real Estate	776	3,109
Deloitte LLP	Tax Services	—	244
Discover Ready LLC	eDiscovery Services	—	13,787
Ernst & Young LLP	Audit and Tax Services	—	1,606
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	—	2,495
Hudson Global Resources	Contract Attorneys	85	10,919
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	974	56,583
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	213	1,260
Kleyr Grasso Associes	Special Counsel - UK	58	586
Latham & Watkins LLP	Special Counsel - Real Estate	14	542
Lazard Freres & Co.	Investment Banking Advisor	485	29,989
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	1,101	1,101
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	362	5,297
MMOR Consulting	Tax Services	51	532
Momo-o, Matsuo & Namba	Special Counsel - Asia	92	348
O’Neil Group	Tax Services	154	1,938
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	107	2,276
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	342	2,006
Pricewaterhouse Coopers LLP	Tax Services	—	1,808
Reed Smith LLP	Special Counsel - Insurance	57	738
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	250	7,012
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,639
SNR Denton LLP	Special Counsel - Real Estate	459	1,467
Sutherland LLP	Special Counsel - Tax	37	627
Weil Gotshal & Manges LLP	Lead Counsel	8,139	334,773
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	100	2,848
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	61	1,083
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,284	70,553
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	327	13,123
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	3,383	108,057
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	1,042	20,637
Richard Sheldon, Q.C.	Special Counsel - UK	9	265
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—	42,502
Jenner & Block LLP	Examiner	—	58,435
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	—	1,611
Feinberg Rozen LLP	Fee Examiner (Previous)	—	3,158
Brown Greer Plc	Fee and Expense Analyst	—	690

Total Non-Ordinary Course Professionals		33,614	1,363,966

Debtors - Ordinary Course Professionals		947	42,007

US Trustee Quarterly Fees		—	1,478

Total Professional Fees and UST Fees		$34,561	$1,407,452